UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☒	Definitive Information Statement

SINGLEPOINT INC.
(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee iscalculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form Schedule or Registration Statement No.:

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4.	Date Filed:

SCHEDULE 14C INFORMATION

STATEMENT PURSUANT TO REGULATION 14C

OF THE SECURITIES EXCHANGE ACT OF 1934 AS AMENDED

SINGLEPOINT INC.

2999 North 44th Street, Suite 530 Phoenix, Arizona 85018

Telephone: (888) OTC SING (682-7464).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders (the “Stockholders”) of shares of common stock, par value $0.0001 per share (the “Common Stock”), of Singlepoint Inc., a Nevada Company (the “Company”) for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Our Board of Directors ratified the foregoing Corporate Actions by written consent on November 18, 2020. We are sending you this Information Statement to notify you that on or about December 23, 2020, the Stockholders holding the voting power of a majority of our Common Stock (the “Majority Stockholders”) approved the following actions (the “Corporate Actions”) by written consent in lieu of a meeting of Stockholders:

1. a reverse stock split of the Company’s common stock, par value $0.0001 per share, (“Common Stock”), in a ratio of seventy five to one (75:1) (the “Reverse Split”) and amending the Articles of Incorporation accordingly; and

2. upon completion of the Reverse Split, the spin off (the “Spin Off”) of our wholly owned subsidiary 1606 Corp. (“1606”), with the exact structure of the Spin Off to be determined by management of the Company.

This information statement is being furnished in connection with Reverse Split and the distribution (the “Distribution”) by the Company to the holders of its outstanding shares of Common Stock and Class A Preferred Stock shares of 1606. On a date determined by management, the “Distribution Date”, which will be after the effectiveness of the Reverse Split, each stockholder holding shares of Common Stock and Class A Preferred Stock that were outstanding as of the Distribution Date will be entitled to receive one share of common stock and Class A Preferred Stock in 1606 respectively. Immediately following the Distribution, those stockholders will own 100% of the outstanding common stock and Class A Preferred Stock of 1606. The holders of the Class B Preferred Stock of the Company shall not receive shares of 1606. Each holder of Company Common Stock will receive one share of common stock of 1606, and each holder of Company Class A Preferred Stock will receive one share of Class A Preferred Stock of 1606 (with identical rights and preferences). Record ownership will be determined as of January 14, 2021, which we refer to as the Record Date.

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Following the distribution, you will own both shares of Company Common Stock and 1606 Common Stock. You do not need to pay any consideration, exchange or surrender your existing shares of Common Stock or take any other action to receive your 1606 shares. There is no current trading market for 1606 securities.

As described in this Information Statement, the Majority Stockholders, collectively representing approximately 57.93% of the voting power of the shares of Common Stock of the Company, approved the Corporate Actions by written consent in lieu of a meeting of Stockholders. This Information Statement will be posted on the Company’s website and a postcard directing shareholders to the website will first be mailed to stockholders on or about January 25, 2021 and is being furnished for informational purposes only.

Our Board of Directors is not soliciting your proxy or consent in connection with the Corporate Actions. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Actions taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under Nevada corporate law or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE CORPORATE ACTIONS.

By order of the Board of Directors of

Singlepoint Inc.

Date: January 21, 2021

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OUTSTANDING VOTING SECURITIES

The Company is currently authorized to issue up to 5,000,000,000 shares of Common Stock, 60,000,000 shares of Class A Convertible Preferred Stock (“Class A Stock”), and 1,500 shares of Class B Convertible Preferred Stock (“Class B Stock”). As of the Record Date, we had 2,484,976,812 shares of Common Stock issued and outstanding, 60,000,000 shares of Class A Stock, and 408 shares of Class B Stock issued and outstanding. Each share of Class A Stock is convertible at any time into 25 shares of common stock. No dividends are payable unless declared by the Board of Directors. Each share of Class A Stock votes with the shares of Common Stock and is entitled to 50 votes per share and ranks senior to all other classes of stock in liquidation in the amount of $1 per share. The holder of the Class B Stock has abstained from voting on the Corporate Actions.

Dissenting Stockholders

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the Corporate Actions contemplated hereby.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of the Record Date, certain information concerning the beneficial ownership of our capital stock, including our common stock, and Class A Convertible Preferred Stock, by:

☐	each stockholder known by us to own beneficially 5% or more of any class of our outstanding stock;
☐	each director;
☐	each named executive officer;
☐	all of our executive officers and directors as a group; and
☐	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our outstanding stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of the Record Date are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, we believe the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

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Security Ownership of Certain Beneficial Owners

		Amount and nature of beneficial	Percent of
Title of Class	Name and Address of Beneficial Owner	ownership	Class

Class A Convertible Preferred Stock	Govindan Gowrishankar (1)	3,000,000	5%

___________

(1) Mr. Gowrishankar served on the Board of Directors of the Company from December 2011 until May 2017.

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner (1)	Amount and nature of beneficial ownership	Percent of Class
Common Stock	Gregory P. Lambrecht (2)	18,565,864	.75%
	Eric Lofdahl (3)	15,286,498	.62%
	William Ralston (4)	21,969,300	.89%
	Corey Lambrecht (5)	25,050,000	1.01%
	Executive Officers and Directors as a Group	80,871,662	3.26%
	Iliad Research and Trading, LP	125,371,403	5.06%
	UAHC Ventures, LLC	30,346,717	1.22%

Class A Convertible Preferred Stock	Gregory P. Lambrecht	32,230,000	53.71%
	Eric Lofdahl (3)	10,785,000	17.97%
	Corey Lambrecht	2,175,000	3.625%
	William Ralston	9,375,000	15.62%

	Executive Officers and Directors as a Group	54,565,000	90.94%

______________________

(1)	The address for the above individuals is c/o Singlepoint Inc. 2999 N. 44th St. Suite 530 Phoenix, Arizona 85018.
(2)	Mr. Lambrecht is the Chairman of the Board, and Chief Executive Officer of the Company.
(3)

Mr. Lofdahl is a Director of the Company. Mr. Lofdahl served as Chief Technical Officer until December 22, 2020. Includes 6,100,000 shares of Class A Preferred Stock held in an entity controlled by Mr. Lofdahl.

(4)	Mr. Ralston is the President and a Director of the Company.
(5)	Corey Lambrecht is the Chief Financial Officer of the Company.

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ACTION ONE

REVERSE SPLIT

The Board of Directors and Majority Shareholders approved the Reverse Split. At the time of the Reverse Split, holders of outstanding shares of Common Stock will receive one share of post Reverse Split Common Stock for each seventy five shares of pre-Reverse Split Common Stock held. No fractional shares of Common Stock will be issued in connection with the Reverse Split. All fractional share amounts resulting from the Reverse Split will be rounded up to the next whole new share. In connection with the Reverse Split, the Company’s Board of Directors, in its sole discretion, may provide special treatment to shareholders to preserve round lot holders (i.e., holders owning at least 100 shares) after the Reverse Split. Under Chapter 78 of the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, the approval of the above-mentioned Reverse Split requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each share is entitled to one vote per share on any matter which may properly come before the shareholders. Accordingly, the Company has obtained all necessary corporate approvals in connection with the Reverse Split and is furnishing this Information Statement solely for the purpose of informing shareholders of the Reverse Split, in the manner required under the Exchange Act. The Reverse Split will become effective the date which shall be as soon as practicable after the expiration of 20 days after the Information Statement is sent to stockholders and notification to and approval by FINRA of the same. This Information Statement will serve as written notice to stockholders pursuant to the Nevada Revised Statutes.

The Reverse Split will not change the number of authorized shares of Common Stock, or the relative voting power of the holders of our common stock but will be subject to further dilution as the rights, designations and preferences of the Class A Stock will NOT be proportionately reduced as a result of the Reverse Split. The Reverse Split would affect all of our holders of Common Stock uniformly. The Board unanimously approved Action and the Majority Shareholders approved it on December 23, 2020.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results. However, our Board believes that the benefits to the Company and our shareholders outweigh the risks.

Reasons for the Reverse Split

The primary purpose for effecting the Reverse Split, should the Board of Directors choose to effect one, would be to increase the per share price of our Common Stock.

Risks Associated with the Reverse Split

Some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of authorized but unissued shares. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing shareholders. The current economic environment, in which we operate, the substantial debt we carry and other risks which affect our ability to operate as a going concern, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.

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Principal Effects of the Reverse Split

Our issued and outstanding shares of Common Stock would decrease at a rate of one share of Common Stock up to every 75 shares of Common Stock currently outstanding, with adjustment for any fractional shares. The Reverse Split would be affected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The Reverse Split would affect all of our shareholders uniformly and would not affect any shareholder’s percentage ownership interests in the Company, except to the extent that it results in a shareholder receiving whole shares in lieu of fractional shares. Shareholders holding fractional shares as a result of the Reverse Split will be rounded up to the next whole share. The Reverse Split would not affect the relative voting or other rights that accompany the shares of our Common Stock, except to the extent that it results in a shareholder receiving a whole share in lieu of fractional shares. However, given that the Reverse Split does not change the voting and conversion rights of the Class A Stock, after the effectiveness of the Reverse Split the holders of our Class A Stock would have the voting majority. Common Stock issued pursuant to the Reverse Split would remain fully paid and non-assessable.

In addition, a Reverse Split would have the following effects:

Increase the Per Share Price of our Common Stock - By combining a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, are uncertain. The effect of the Reverse Split upon the market price for the Common Stock cannot be accurately predicted. We cannot assure you that the market price for shares of Common Stock will be proportionately greater after the Reverse Split than immediately prior to the Reverse Split, or that the market price will increase, or that any increase will be maintained for any period of time, after the Reverse Split. We also cannot assure you that the Reverse Split will not adversely impact the market price of the Common Stock.

Increase in the Number of Shares of Common Stock Available for Future Issuance - By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, a Reverse Split will increase the number of authorized but unissued shares. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

Our Board from time to time may deem it to be in the best interests of the Company and our shareholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If our Board authorizes the issuance of additional shares subsequent to the Reverse Split, the dilution to the ownership interest of our existing shareholders may be greater than would occur had the Reverse Split not been affected.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

We would file a certificate of amendment to our Amended and Restated Articles of Incorporation with the Secretary of the State of Nevada to affect the Reverse Split. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our shareholders, the issued shares of Common Stock held by shareholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of Common Stock calculated in accordance with the Reverse Split ratio of 1:75. As soon as practicable after the effective date of the reverse stock split, shareholders would be notified that the reverse stock split had been effected.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no director or officer of the Company, or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

ACTION 2

SPIN OFF

General

The Board of Directors of the Company has authorized a plan to spin off 1606 Corp. (“1606”) as an independent company, anticipated to be accomplished by means of a pro rata distribution of shares of common stock and Class A Preferred Stock of 1606 to all of our holders of shares of common stock and Class A Convertible Preferred Stock (Class B Convertible Preferred Stock will not participate in the Spin Off). Following the Spin-Off, we will no longer own any equity in 1606, and 1606 will operate as an independent company. The exact management structure of 1606 has not been determined but will be determined prior to the Spin Off.

1606 was only recently incorporated as a Nevada corporation. On a date determined by the Board of Directors of the Company, the “Distribution Date”, which will be after the effectiveness of the Reverse Split, each stockholder holding shares of Company common stock and Class A Preferred Stock that were outstanding as of the Distribution Date will be entitled to receive one share of common stock and Class A Preferred Stock in 1606 respectively for each such share owned. Immediately following the Distribution, Company stockholders will own 100% of the outstanding common stock and Class A Preferred Stock of 1606. Company shareholders will not be required to make any payment, surrender or exchange your stock of the Company or take any other action to receive your shares of common stock and or Class A Preferred Stock of 1606. Holders of Company common stock and Class A Preferred Stock will continue to hold their shares in the Company. There is not currently a public market for the common stock of 1606, and no guarantee there will ever be one.

Before the Distribution, we will enter into an agreement with 1606 as determined by the Board of Directors to effect the Distribution and provide a framework for our relationship with 1606 after the Distribution.

The distribution of shares of our common stock as described in this information statement is subject to the satisfaction or waiver of certain conditions. In addition, we have the right not to complete the Spin-Off if, at any time prior to the Distribution, the Board of Directors determines, in its sole discretion, that the Spin-Off is not in the best interests of the Company or its stockholders.

Reasons for the Spin-Off

In December 2020, management of the Company recommended to the Board of Directors that it undertake a strategic restructuring of the Company to enable the Company to focus on its solar operations. The Company’s Board of Directors believes that spinning us off 1606 will allow management of 1606 to develop its operations and enhance shareholder value. The Board of Directors also considered risks in evaluating the Spin-Off, including, increased operating costs, the risk of being unable to achieve expected benefits from the Spin-Off, the risk of being unable to successfully complete operational transfers, the risk that the Spin-Off might not be completed, the initial costs of the Spin-Off. Notwithstanding these potentially negative factors, however, the Board of Directors determined that the Spin-Off was the best alternative to enhance stockholder value taking into account the factors discussed above.

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The Board of Directors believes that spinning off 1606 will provide us with financial, operational and managerial benefits, including, but not limited to, the following:

•

Strategic Focus. We and 1606 are distinct enterprises with different opportunities, challenges, strategies and means of doing business. We believe the Spin-Off will allow us to continue to implement corporate strategies that are designed for our solar business.

•

Focused Management. Separating 1606 will allow our management to continue to allocate and focus resources on the implementation of product development and commercialization strategies that are key to our continued growth in the solar field.

We also considered a number of potentially negative factors in evaluating the Spin-Off, including, in the case of both companies, increased operating costs, disruptions to the businesses as a result of planning for the Spin-Off and the Spin-Off itself, the risk of being unable to achieve expected benefits from the Spin-Off, the risk that the Spin-Off might not be completed, the initial costs of the Spin-Off . Notwithstanding these potentially negative factors, however, 1606’s Board of Directors determined that the Spin-Off was the best alternative to enhance stockholder value taking into account the factors discussed above.

1606 STOCKHOLDERS WILL NOT BE REQUIRED TO PAY FOR SHARES OF 1606 COMMON STOCK OR CLASS A STOCK RECEIVED IN THE DISTRIBUTION, OR TO SURRENDER OR EXCHANGE SHARES IN ORDER TO RECEIVE SHARES IS 1606, OR TO TAKE ANY OTHER ACTION IN CONNECTION WITH THE DISTRIBUTION.

Risks Related to the Spin-Off

The Spin-Off may not be completed

We are actively engaged in planning for the Spin-Off. Unanticipated developments could delay or negatively affect the Spin-Off. Therefore, the SpinOff may not be completed on the terms or in accordance with the timeline currently contemplated, if at all. Any delays in the anticipated completion of the SpinOff may also increase the expenses we incur in connection with the transaction.

The Spin-Off require significant time and attention of our management which could have an adverse effect on us.

Execution of the Spin-Off will require significant time and attention from management, which may distract management from the operation of our business and growth of the solar business. Any such difficulties could have a material and adverse effect on our business, financial condition and results of operations.

If the Spin-Off is completed, we will be a less diversified company.

If the Spin-Off is completed, we will be a less diversified company focused on the solar industry. By separating 1606, we may become more susceptible to market fluctuations and other adverse events than we would have been if 1606 were still a part of the current organizational structure, which could materially and adversely affect our business, financial condition and results of operations.

Questions and Answers

Q:	What do I have to do to participate in the Distribution?

A:

Nothing. No action will be required of stockholders to receive shares of 1606 common stock, which means that (i) we are is not asking you for a proxy, and you should not send a proxy; (ii) you will not be required to pay for the shares of 1606 common stock that you receive in the Distribution; and (iii) you do not need to surrender or exchange any shares of our common stock in order to receive shares of 1606 common stock, or take any other action in connection with the Spin-Off.

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Q:	Can we decide not to complete the Spin-Off?

A:	Yes. Our Board of Directors reserves the right, in its sole discretion, to amend, modify or abandon the Spin-Off and related transactions at any time prior to the Distribution date.

Q:	Will the 1606 common stock be listed on a stock exchange?

A:	No. There is not a public market for the common stock of 1606.

Q:	Will the number of shares of Common Stock or Class A Stock that I own change as a result of the Distribution?

A:	No. The number of shares of Common Stock or Class A Stock that you own will not change as a result of the Distribution.

DESCRIPTION OF 1606 CAPITAL STOCK

General

The articles of incorporation of 1606 authorizes the issuance of up to 5,000,000,000 shares of common stock, and 100,000,000 shares of preferred stock, $0.00001 par value per share. All of the issued and outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable. The shares of common stock are not redeemable and, following the Distribution, will not have preemptive rights.

Dividend Rights

Subject to preferences that may be applicable to any then outstanding preferred stock, holders of our common stock are entitled to receive dividends, if any, as may be declared from time to time by the 1606 Board of Directors out of legally available funds. 1606 has never declared or paid dividends on its common stock and currently does not anticipate paying any cash dividends after the Spin-Off or in the foreseeable future.

Voting Rights

Each holder of 1606 common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. Our stockholders do not have cumulative voting rights in the election of directors. Accordingly, holders of a majority of the voting shares are able to elect all of the directors.

Liquidation

In the event of our liquidation, dissolution or winding up, holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences

Holders of common stock have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of the holders of common stock are subject to and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that may be designated in the future.

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Preferred Stock

Upon the completion of the Distribution, the Board of Directors will have the authority, without further action by our stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof. These rights, preferences and privileges could include dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and the number of shares constituting any series or the designation of such series, any or all of which may be greater than the rights of common stock. The issuance of our preferred stock could adversely affect the voting power of holders of common stock and the likelihood that such holders will receive dividend payments and payments upon liquidation.

CAUTIONARY NOTICE CONCERNING FORWARD-LOOKING STATEMENTS

This Information Statement and the other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based upon management’s assumptions, expectations, projections, intentions and beliefs about future events, particularly in relation to our operations, cash flows, financial position, plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, predictive, future-tense or forward-looking words such as “intend,” “plan,” “may,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity,” “forecast,” “should” and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forwardlooking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements expressed or implied by any such forward-looking statements. We caution that the forward-looking statements included in this information statement represent our estimates and assumptions only as of the date of this information statement and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management’s beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. Assumptions, expectations, projections, intentions and beliefs about future events may, and often do, vary from actual results and these differences can be material. There are a variety of factors, many of which are beyond our control, which affect our operations, performance, business strategy and results and could cause actual reported results and performance to differ materially from the performance and expectations expressed in these forward-looking statements. These factors include, but are not limited to, the strength of the economy and the financial markets in which we operate; and the other risks and uncertainties that are outlined in this information statement. As a result, the forward-looking events discussed in this information statement might not occur and our actual results may differ materially from those anticipated in the forwardlooking statements. In light of these uncertainties, stockholders are cautioned not to place undue reliance on the information contained in forward-looking statements. We undertake no obligation to update or revise any forward-looking statements contained in this information statement, whether as a result of new information, future events, a change in our views or expectations or otherwise. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, we cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement.

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WHERE YOU CAN GET ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the U.S. Securities and Exchange Commission. Such reports, proxy statements and other information are available on the Commission’s website at www.sec.gov. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.E., Room 1580, Washington, DC 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we receive contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a Stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Information is to be mailed.

By order of the Board of Directors

Date: January 21, 2021

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